Sub-Item 77O: Transactions Effected Pursuant To Rule 10f-3
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Barclays Capital Inc.
Names of Underwriting Syndicate Members:	Goldman, Sachs & Co.;
Barclays Capital Inc.; Morgan Stanley & Co. LLC; RBC Capital Markets, LLC
Name of Issuer:	SENSATA TECHNOLOGIES BV
Title of Security:	SENSATA TECHNOLOGIES B.V. 5.625% 01 NOV 2024 144A
Date of First Offering:	10/07/2014
Dollar Amount Purchased:	1,400,000
Number of Shares or Par Value of Bonds Purchased:	1,400,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:	Merrill Lynch, Pierce,
Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; ABN AMRO Securities (USA) LLC;
Australia and New Zealand Banking Group Ltd.; Banca IMI S.p.A.;
BBVA Securities Inc.;Capital One Securities, Inc.;
CastleOak Securities, L.P.; Credit Agricole Securities (USA) Inc.;
Danske Bank A/S; Deutsche Bank Securities Inc.; Drexel Hamilton, LLC;
ING Financial Markets LLC;Lebenthal & Co., LLC; Lloyds Bank plc;
Merrill Lynch, Pierce, Fenner & Smith, Inc.; Mizuho Securities USA Inc.; National Australia Bank Ltd.; Natixis Securities Americas LLC;
Rabo Securities USA, Inc.; RBS Securities Inc.;
Samuel A. Ramirez & Company, Inc.; Santander Investment Securities Inc.; Scotia Capital (USA) Inc.; SMBC Nikko Securities Inc.;
Standard Chartered Bank;Wells Fargo Securities, LLC
Name of Issuer:	BANK OF AMERICA CORP
Title of Security:	BANK OF AMERICA CORPORATION 6.5% 23 OCT 2049-24
Date of First Offering:	10/20/2014
Dollar Amount Purchased:	3,200,000
Number of Shares or Par Value of Bonds Purchased:	3,200,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Fifth Third Securities, Inc.;
J.P. Morgan Securities LLC;Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC; RBS Securities Inc.; TD Securities USA LLC; Wells Fargo Securities, LLC
Name of Issuer:	MSCI INC
Title of Security:	MSCI INC. 5.25% 15 NOV 2024-19 144A
Date of First Offering:	11/05/2014
Dollar Amount Purchased:	1,400,000
Number of Shares or Par Value of Bonds Purchased:	1,400,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the February 12, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.;Citigroup Global Markets Inc.;
Deutsche Bank Securities Inc.; Lloyds Bank plc;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.; Mizuho Securities USA Inc.;
SMBC Nikko Securities Inc.; TD Securities USA LLC;
Wells Fargo Securities, LLC; The Williams Capital Group, L.P.
Name of Issuer:	AMERICAN EXPRESS CO
Title of Security:	AMERICAN EXPRESS COMPANY 5.2% 15 NOV 2049-19
Date of First Offering:	11/05/2014
Dollar Amount Purchased:	5,100,000
Number of Shares or Par Value of Bonds Purchased:	5,100,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the February 12, 2015
Board Meeting.Name of Fund:
Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Fifth Third Securities, Inc.; The Huntington Investment Company;
J.P. Morgan Securities LLC; KeyBanc Capital Markets Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.; Regions Bank;
SMBC Nikko Securities Inc.; SunTrust Robinson Humphrey, Inc.;
U.S. Bancorp Investments, Inc.
Name of Issuer:	OMNICARE INC
Title of Security:	OMNICARE, INC. 4.75% 01 DEC 2022-22
Date of First Offering:	11/06/2014
Dollar Amount Purchased:	750,000
Number of Shares or Par Value of Bonds Purchased:
750,000 Price Per Unit:	100.00
Resolution Approved:  	Approved at the
February 12, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Fifth Third Securities, Inc.; The Huntington Investment Company;
J.P. Morgan Securities LLC; KeyBanc Capital Markets Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.; Regions Bank;
SMBC Nikko Securities Inc.; SunTrust Robinson Humphrey, Inc.;
U.S. Bancorp Investments, Inc.
Name of Issuer:	OMNICARE INC
Title of Security:
OMNICARE, INC. 5% 01 DEC 2024-24
Date of First Offering:	11/06/2014
Dollar Amount Purchased:	650,000
Number of Shares or Par Value of Bonds Purchased:
650,000 Price Per Unit:	100.00
Resolution Approved:  	Approved at the
February 12, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce,
Fenner & Smith, Inc.;Morgan Stanley & Co. LLC;
Rabo Securities USA, Inc.; SunTrust Robinson Humphrey, Inc.;
Wells Fargo Securities, LLC
Name of Issuer:	SEALED AIR CORP
Title of Security:
SEALED AIR CORPORATION 4.875% 01 DEC 2022-22 144A
Date of First Offering:	11/07/2014
Dollar Amount Purchased:
850,000 Number of Shares or Par Value of Bonds Purchased:
850,000 Price Per Unit:	100.00
Resolution Approved:  	Approved at the
February 12, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.; Credit Agricole Securities (USA) Inc.; HSBC Securities (USA) Inc.; J.P. Morgan Securities LLC; Merrill Lynch, Pierce, Fenner & Smith, Inc.; Morgan Stanley & Co. LLC;
Rabo Securities USA, Inc.; RBS Securities Inc.
Name of Issuer:	SEALED AIR CORP
Title of Security:
SEALED AIR CORPORATION 5.125% 01 DEC 2024-24 144A
Date of First Offering:	11/07/2014
Dollar Amount Purchased:1,750,000
Number of Shares or Par Value of Bonds Purchased:
1,750,000 Price Per Unit:100.00
Resolution Approved:  	Approved at the
February 12, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
Evercore Group, L.L.C.; J.P. Morgan Securities LLC;
Merrill Lynch,Pierce, Fenner & Smith, Inc.; RBC Capital Markets, LLC;
TD Securities USA LLC
Name of Issuer:	EQUINIX INC
Title of Security:	EQUINIX, INC. 5.375% 01 JAN 2022-18
Date of First Offering:	11/17/2014
Dollar Amount Purchased:2,700,000
Number of Shares or Par Value of Bonds Purchased:2,700,000
Price Per Unit:	100.00
Resolution Approved: Approved at the
February 12, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.; Deutsche Bank Securities Inc.;
Evercore Group, L.L.C.; J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
RBC Capital Markets, LLC; TD Securities USA LLC
Name of Issuer:	EQUINIX INC
Title of Security:	EQUINIX, INC. 5.75% 01 JAN 2025-20
Date of First Offering:	11/17/2014
Dollar Amount Purchased:	2,300,000
Number of Shares or Par Value of Bonds Purchased:
2,300,000 Price Per Unit:	100.00
Resolution Approved:  	Approved at the
February 12, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Multi-Asset Real Return Fund
Name of Underwriter or Dealer Purchased From:
Credit Suisse Securities (USA) LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BMO Capital Markets Corp.;
 Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC;
Deutsche Bank Securities Inc.;
KeyBanc Capital Markets Inc.;
Morgan Stanley & Co. LLC;
Raymond James & Associates, Inc.;
Robert W. Baird & Co. Inc.;
Stifel, Nicolaus & Company, Inc.;
SunTrust Robinson Humphrey, Inc.;
Wells Fargo Securities, LLC
Name of Issuer:	STORE Capital Corp
Title of Security:
STORE CAPITAL CORPORATION
Date of First Offering:	11/18/2014
Dollar Amount Purchased:	2,683
Number of Shares or Par Value of Bonds Purchased:
145 Price Per Unit:	18.50
Resolution Approved:  	Approved at the
February 12, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC;
Deutsche Bank Securities Inc.;
J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Raymond James & Associates, Inc.;
Robert W. Baird & Co. Inc.;
Scott & Stringfellow, LLC;
SunTrust Robinson Humphrey, Inc.;
UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	HD SUPPLY INC
Title of Security:
HD SUPPLY, INC. 5.25% 15 DEC 2021-17 144A
Date of First Offering:	11/19/2014
Dollar Amount Purchased:	2,150,000
Number of Shares or Par Value of Bonds Purchased:
2,150,000 Price Per Unit:100.00
Resolution Approved:Approved at the
February 12, 2015 Board Meeting.
Name of Fund:
Goldman Sachs Emerging Markets Equity Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.;
GBM Grupo Bursatil Mexicano,
S.A. de C.V., Casa de Bolsa;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Santander Investment Securities Inc.
Name of Issuer:	Grupo Rotoplas SAB de CV
Title of Security:	GRUPO ROTOPLAS SA DE CV
Date of First Offering:	12/10/2014
Dollar Amount Purchased:	3,993,090
Number of Shares or Par Value of Bonds Purchased:
1,362,600 Price Per Unit:	29.00
Resolution Approved:  	Approved at the
February 12, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Wells Fargo Securities, LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Banco Itau BBA S.A.;
Barclays Capital Inc.; Bradesco Securities, Inc.;
Citigroup Global Markets Inc.;
Credit Agricole Securities (USA) Inc.;
Credit Suisse Securities (USA) LLC;
HSBC Securities (USA) Inc.;
J.P. Morgan Securities LLC;
Mitsubishi UFJ Securities (USA), Inc.;
Morgan Stanley & Co. LLC;
PNC Capital Markets LLC; Rabo Securities USA, Inc.;
RBC Capital Markets, LLC; Standard Chartered Bank;
UBS Securities LLC; Wells Fargo Securities, LLC
Name of Issuer:	HJ HEINZ CO
Title of Security:
H. J. HEINZ COMPANY 4.875% 15 FEB 2025-20 144A
Date of First Offering:	01/26/2015
Dollar Amount Purchased:	6,150,000
Number of Shares or Par Value of Bonds Purchased:
6,150,000 Price Per Unit:	100.00
Resolution Approved:  	Approved at the
June 11, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Banca IMI S.p.A.;
BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.;
Credit Agricole Securities (USA) Inc.;
Credit Suisse (USA), Inc.;
Deutsche Bank Securities Inc.;
HSBC Securities (USA) Inc.;
J.P. Morgan Securities LLC;
Morgan Stanley & Co. LLC;
Nomura Securities Co., Ltd.;
RBC Capital Markets, LLC;
SG Americas Securities, LLC;
UniCredit Bank AG
Name of Issuer:	ALTICE FINANCING SA
Title of Security:
ALTICE FINANCING SA
6.625% 15 FEB 2023-18 144A
Date of First Offering:	01/30/2015
Dollar Amount Purchased:	2,250,000
Number of Shares or Par Value of Bonds Purchased:
2,250,000 Price Per Unit:100.00
Resolution Approved:
Approved at the June 11, 2015 Board Meeting.**
Name of Fund:
Goldman Sachs Multi-Asset Real Return Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC;
Fifth Third Securities, Inc.;
The Huntington Investment Company;
J.P. Morgan Securities LLC;
KeyBanc Capital Markets Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
 Mitsubishi UFJ Securities (USA), Inc.;
Mizuho Securities USA Inc.;
Morgan Stanley & Co. LLC;
RBC Capital Markets, LLC;
Scotia Capital (USA) Inc.;
Wells Fargo Securities, LLC
Name of Issuer:
Columbia Pipeline Partners LP
Title of Security:
COLUMBIA PIPELINE PARTNERS LP
Date of First Offering:	02/06/2015
Dollar Amount Purchased:	9,200
Number of Shares or Par Value
of Bonds Purchased:
400 Price Per Unit:	23.00
Resolution Approved:  	Approved at the
June 11, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
 Deutsche Bank Securities Inc.;
 J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.;
Morgan Stanley & Co. LLC;
U.S. Bancorp Investments, Inc.;
 Wells Fargo Securities, LLC
Name of Issuer:	CDW LLC/CDW FINANCE
Title of Security:
CDW LLC / CDW FINANCE CORP
 5% 01 SEP 2023-18
Date of First Offering:	02/26/2015
Dollar Amount Purchased:
2,300,000
Number of Shares or Par Value of Bonds Purchased:
2,300,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the
June 11, 2015 Board Meeting.
Name of Fund:
Goldman Sachs Multi-Asset Real Return Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.;
Barclays Capital Inc.;
BBVA Securities Inc.;
BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.;
Credit Agricole Securities (USA) Inc.;
HSBC Securities (USA) Inc.;
J.P. Morgan Securities LLC;
Macquarie Capital (USA) Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mizuho Securities USA Inc.;
Morgan Stanley & Co. LLC;
RBC Capital Markets, LLC;
RBS Securities Inc.;
Santander Investment Securities Inc.;
Scotia Capital (USA) Inc.;
SMBC Nikko Securities Inc.;
SunTrust Robinson Humphrey, Inc.;
TD Securities USA LLC
Name of Issuer:	AMERICAN TOWER CORP
Title of Security:
AMERICAN TOWER CORPORATION
Date of First Offering:	02/26/2015
Dollar Amount Purchased:	6,984
Number of Shares or Par Value
of Bonds Purchased:	72
Price Per Unit:	97.00
Resolution Approved:  	Approved at the
June 11, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BBVA Securities Inc.; BMO Capital Markets Corp.;
BOSC, Inc.; Capital One Securities, Inc.;
Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC;
ING Financial Markets LLC;
J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.;
Scotia Capital (USA) Inc.;
Scott & Stringfellow, LLC;
SG Americas Securities, LLC;
SunTrust Robinson Humphrey, Inc.;
Wells Fargo Securities, LLC
Name of Issuer:	LAREDO PETROLEUM INC
Title of Security:
LAREDO PETROLEUM, INC. 6.25% 15 MAR 2023-18
Date of First Offering:	03/04/2015
Dollar Amount Purchased:	1,900,000
Number of Shares or Par Value
of Bonds Purchased:	1,900,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the
June 11, 2015 Board Meeting.
Name of Fund:
Goldman Sachs Tactical Tilt Implementation Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BBVA Securities Inc.;
BMO Capital Markets Corp.;
BOSC, Inc.; Capital One Securities, Inc.;
Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC;
ING Financial Markets LLC;
J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Mitsubishi UFJ Securities (USA), Inc.;
Scotia Capital (USA) Inc.;
Scott & Stringfellow, LLC;
SG Americas Securities, LLC;
SunTrust Robinson Humphrey, Inc.;
Wells Fargo Securities, LLC
Name of Issuer:	LAREDO PETROLEUM INC
Title of Security:
LAREDO PETROLEUM, INC.
6.25% 15 MAR 2023-18
Date of First Offering:	03/04/2015
Dollar Amount Purchased:
600,000
Number of Shares or Par Value of Bonds Purchased:
600,000 Price Per Unit:	100.00
Resolution Approved:  	Approved at the
June 11, 2015 Board Meeting.
Name of Fund:
Goldman Sachs Tactical Tilt Implementation Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; BBVA Securities Inc.;
BNP Paribas Securities Corp.;
Citigroup Global Markets Inc.;
Credit Agricole Securities (USA) Inc.;
Credit Suisse Securities (USA) LLC;
Deutsche Bank Securities Inc.;
Fifth Third Securities, Inc.;
HSBC Securities (USA) Inc.;
J.P. Morgan Securities LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
 Mitsubishi UFJ Securities (USA), Inc.;
Morgan Stanley & Co. LLC;
PNC Capital Markets LLC;
RBS Securities Inc.;
Scott & Stringfellow, LLC;
SG Americas Securities, LLC;
SMBC Nikko Securities Inc.;
Standard Chartered Bank;
U.S. Bancorp Investments, Inc.;
Wells Fargo Securities, LLC
Name of Issuer:	PEABODY ENERGY CORP
Title of Security:
PEABODY ENERGY CORPORATION 10%
15 MAR 2022-18 144A
Date of First Offering:	03/05/2015
Dollar Amount Purchased:
1,463,490
Number of Shares or Par Value
of Bonds Purchased:	1,500,000
Price Per Unit:	97.57
Resolution Approved:  	Approved at the
June 11, 2015 Board Meeting.
Name of Fund:
Goldman Sachs Tactical Tilt Implementation Fund
Name of Underwriter or Dealer Purchased From:
J.P. Morgan Securities LLC
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
BMO Capital Markets Corp.;
CIBC World Markets Inc.;
Credit Suisse Securities (USA) LLC;
Fifth Third Securities, Inc.;
J.P. Morgan Securities LLC;
Mitsubishi UFJ Securities (USA), Inc.;
Mizuho Securities USA Inc.;
RBC Capital Markets, LLC;
Scotia Capital (USA) Inc.;
SG Americas Securities, LLC;
SMBC Nikko Securities Inc.;
U.S. Bancorp Investments, Inc.;
Wells Fargo Securities, LLC
Name of Issuer:
NEWFIELD EXPLORATION CO
Title of Security:
NEWFIELD EXPLORATION COMPANY
5.375% 01 JAN 2026-25
Date of First Offering:
03/05/2015
Dollar Amount Purchased:
200,000
Number of Shares or Par Value of Bonds Purchased:
200,000
Price Per Unit:	100.00
Resolution Approved:  	Approved at the
June 11, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.; Barclays Capital Inc.;
Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC;
Deutsche Bank Securities Inc.;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Morgan Stanley & Co. LLC;
RBC Capital Markets, LLC
Name of Issuer:	INFOR US INC
Title of Security:
INFOR (US), INC. 6.5%
15 MAY 2022-18 144A
Date of First Offering:	03/18/2015
Dollar Amount Purchased:
7,350,000
Number of Shares or Par Value of Bonds Purchased:
7,350,000 Price Per Unit:100.00
Resolution Approved:  	Approved at the
June 11, 2015 Board Meeting.
Name of Fund:	Goldman Sachs Income Builder Fund
Name of Underwriter or Dealer Purchased From:
Citigroup Global Markets Inc.
Names of Underwriting Syndicate Members:
Goldman, Sachs & Co.;
Citigroup Global Markets Inc.;
Credit Suisse Securities (USA) LLC;
Merrill Lynch, Pierce, Fenner & Smith, Inc.;
Wells Fargo Securities, LLC
Name of Issuer:	RITE AID CORP
Title of Security:
RITE AID CORPORATION 6.125% 01 APR 2023-18 144A
Date of First Offering:	03/19/2015
Dollar Amount Purchased:
3,300,000
Number of Shares or Par Value
of Bonds Purchased:
3,300,000 Price Per Unit:	100.00
Resolution Approved:  	Approved at the
 June 11, 2015 Board Meeting.
Resolution adopted at the
Meeting of the Board of Trustees
on February 12, 2015.
RESOLVED, that, in reliance upon
 the written report provided by
 Goldman Sachs Asset Management, L.P.
 (GSAM) to the Trustees,
except as described at the meeting,
 all purchases made during the calendar
 quarter ended December 31, 2014 by the
 Goldman Sachs Trust and
Goldman Sachs Variable Insurance Trust
(the Trusts) on behalf of their Funds
 of instruments during the existence of
 underwriting or selling syndicates,
under circumstances where
Goldman, Sachs & Co. or any of
its affiliates is a member of the
syndicate, were effected in compliance
with the procedures adopted by the
Trustees pursuant to Rule 10f-3
under the Investment Company Act of 1940,
 as amended (the 1940 Act).
Resolution adopted at the Meeting of the Board of Trustees on June 11, 2015.
RESOLVED, that, in reliance upon
the written report provided by
Goldman Sachs Asset Management, L.P.
(GSAM) to the Trustees, except as
described at the meeting, all
purchases made during the calendar quarter ended March 31, 2015 by the Goldman Sachs
Trust and Goldman Sachs Variable Insurance
Trust (the Trusts) on behalf of their
Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman, Sachs & Co.
 or any of its affiliates is a member of
the syndicate, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment
 Company Act of 1940, as amended
 (the 1940 Act).